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                                                                  EXHIBIT 23.3


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 of our report dated February 9, 1998, on our audits of the combined financial statements of Henry Company. We also consent to the reference to our firm under the caption "Experts".

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
July 20, 1998